EXHIBIT 24
                                POWER OF ATTORNEY


         We, the undersigned Directors and Officers of The Black & Decker Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Michael D. Mangan and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto.


/s/  Norman D. Archibald         Director, Chairman,            February 8, 2001
--------------------------              President and Chief
Nolan D. Archibald                      Executive Officer
                                        (Principal Executive
                                        (Officer)



                                 Director                       February 8, 2001
--------------------------
Norman R. Augustine


/s/  Barbara L. Bowles           Director                       February 8, 2001
--------------------------
Barbara L. Bowles


/s/  M. Anthony Burns            Director                       February 8, 2001
--------------------------
M. Anthony Burns


/s/  Malcolm Candlish            Director                       February 8, 2001
--------------------------
Malcolm Candlish


/s/  Manuel A. Fernandez         Director                       February 8, 2001
--------------------------
Manuel A. Fernandez


/s/  Anthony Luiso               Director                       February 8, 2001
--------------------------
Anthony Luiso


/s/  Mark H. Willes              Director                       February 8, 2001
--------------------------
Mark H. Willes


/s/  Michael D. Mangan           Senior Vice President          February 8, 2001
--------------------------              and Chief Financial
Michael D. Mangan                       Officer (Principal
                                        Financial Officer)


/s/  Christina M. McMullen       Vice President and Controller  February 8, 2001
--------------------------              (Principal Accounting
Christina M. McMullen                    Officer)